UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FABRINET
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 12, 2011.

FABRINET

fabrinet®

WALKER HOUSE

87 MARY STREET

GEORGE TOWN, GRAND CAYMAN KY1-9005, CAYMAN ISLANDS

M39257-P17028

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

October 4, 2011

Date: December 12, 2011 Time: 2:00 PM PST

Location: Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

You are receiving this communication because you hold

shares in the above named company.

This communication presents only an overview of the

more complete proxy materials that are available to you

on the Internet. You may view the proxy materials online

at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 28, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

M39258-P17028

Voting Items For Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All

All All Except Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you

vote FOR each of the following nominees:

1. Election of Directors

Nominees

01) Thomas F. Kelly

02) Dr. Frank H. Levinson

03) Virapan Pulges

The Board of Directors recommends you vote FOR the following proposal: For Against Abstain

2. Approval, on an advisory basis, of the compensation paid to our named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain

3. Approval, on an advisory basis, of the frequency of holding future advisory votes on executive compensation.

The Board of Directors recommends you vote FOR the following proposals: For Against Abstain

4. Ratification of the appointment of PricewaterhouseCoopers ABAS Ltd. as Fabrinet’s independent registered public accounting firm for the fiscal year ending June 29, 2012.

5. To approve an amendment to Fabrinet’s 2010 Performance Incentive Plan to add an “evergreen” provision that provides for a limited annual automatic increase to the maximum number of ordinary shares that may be delivered under the plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M39259-P17028

Non-voting items

Yes No

Please indicate if you plan to attend this meeting.

FABRINET

Annual Meeting of Shareholders December 12, 2011 2:00 PM

This proxy is solicited by the Board of Directors

The undersigned shareholder of Fabrinet hereby appoints David T. Mitchell and Mark J. Schwartz, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Shareholders of Fabrinet to be held on December 12, 2011 at 2:00 p.m., Pacific time, at the offices of Wilson Sonsini Goodrich & Rosati, located at 650 Page Mill Road, Palo Alto, California 94304, and at any adjournments or postponements thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations indicated on the reverse side, and according to the discretion of the proxy holders for any other matters that may properly come before the meeting or any postponement or adjournment thereof.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date)

M39260-P17028